Line of Credit	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 5.  Line of Credit

In February 2017, the Partnership obtained an unsecured line of credit with Bank of America in the principal amount of $500,000 to fund some of its offering and operating costs. On July 25, 2017, the Partnership repaid the outstanding balance on the line of credit of $229,000, which bore interest at a variable rate based on the London InterBank Offered Rate (LIBOR), using proceeds from the sale of common units without a prepayment premium or penalty.

Glade M. Knight, the General Partner’s Chief Executive Officer, and David S. McKenney, the General Partner’s Chief Financial Officer, had guaranteed repayment of the line of credit and did not receive any consideration in exchange for providing this guarantee.